UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2017

CORELOGIC, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica, Irvine, California	92618-7471
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 214-1000
Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Company's Annual Meeting was held on May 3, 2017.

(b)	The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

1.	The nine nominees for election to the Board were elected, each to serve until the next annual meeting and until their successors are duly elected and qualified, based upon the following votes:

Directors	For	Against	Abstain	Broker Non-Votes
J. David Chatham	69,674,442	974,021	75,602	5,125,253
Douglas C. Curling	70,417,567	230,234	76,263	5,125,254
John C. Dorman	70,415,762	232,138	76,164	5,125,254
Paul F. Folino	69,866,181	779,698	78,185	5,125,254
Frank D. Martell	70,479,591	165,745	78,728	5,125,254
Thomas C. O'Brien	70,107,382	537,727	78,956	5,125,253
Jaynie Miller Studenmund	70,063,355	584,949	75,759	5,125,255
David F. Walker	68,957,611	1,690,103	76,350	5,125,254
Mary Lee Widener	70,219,140	419,263	85,660	5,125,255

2.	The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers was approved based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
	68,977,290	1,661,703	85,701	5,125,254

3.	The proposal to vote, on an advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers received the following votes:

	Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
	59,275,961	177,445	11,202,801	67,856	5,125,255

4.
The proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
	74,894,919	703,878	250,521	--

(c)
On May 3, 2017, following the Annual Meeting, the Company's Board agreed that an advisory vote on named executive compensation would be held annually until the next required vote on the frequency of such votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CORELOGIC, INC.

Date:	May 8, 2017	By:	/s/ STERGIOS THEOLOGIDES
		Name:	Stergios Theologides
		Title:	General Counsel and Secretary